UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 10, 2021

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street Green Bay Wisconsin 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ASB	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 6.125% Non-Cum Perp Pref Stock, Srs C	ASB PrC	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.375% Non-Cum Perp Pref Stock Srs D	ASB PrD	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum Perp Pref Stock Srs E	ASB PrE	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum Perp Pref Stock Srs F	ASB PrF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2021, Associated Banc-Corp (“Associated”) announced that Andrew J. Harmening was appointed to be President and Chief Executive Officer and member of Associated’s Board of Directors effective, April 28, 2021.  Mr. Harmening will also serve as President and Chief Executive Officer of Associated Bank, N.A. and President of Associated Trust, N.A.  Jay Williams, chairman of Associated’s Board of Directors, said, “We are delighted to welcome Andy Harmening to Associated as our new President and CEO, and to our Board as a director. Andy is a highly regarded banking leader with a track record of driving profitable growth and operational excellence, improving customers’ experience, and spearheading innovative digital products. With more than 25 years as a consumer, small business and commercial banker, he brings valuable expertise in digital transformation that will help drive the Associated’s profitable growth trajectory.”

Mr. Harmening, age 51, has been the senior executive vice president and consumer and business banking director at Huntington Bancshares (“Huntington”) since May, 2017.  Prior thereto Mr. Harmening was with Bank of the West serving as vice chairman of the consumer banking division from July 2015 to May 2017, and as the senior executive vice president in the retail division from August 2007 to July 2015.   Mr. Harmening serves on the Board of Directors of the Consumer Bankers Association.  He earned a bachelor’s degree from DePauw University and MBA from the University of Cincinnati.

Mr. Harmening does not have any family relationships with any of Associated’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

In connection with his appointment, Associated and Mr. Harmening entered into a letter agreement dated March 4, 2021 (the “Offer Letter”) setting forth the terms of his employment. Under the terms of his Offer Letter he will be entitled to the following compensation:

•Annual base salary of $1,000,000 subject to future adjustment by the Compensation and Benefits Committee of the Board of Directors (the “Compensation Committee”), after an annual review.

•Annual incentive cash bonus opportunity of 150% of his base salary.  In order to attract Mr. Harmening he is guaranteed a minimum bonus, for 2021 only, of $750,000.  His target annual incentive may be adjusted in future years by the Compensation Committee.

•Annual long-term equity awards with a grant date fair value (as determined under GAAP) equal to 250% of base salary. For 2021 Mr. Harmening’s equity award will have a grant date fair value of $1,875,000 and will be 75% performance vesting over a 3 year period and 25% time-vesting ratably annually over 4 years, consistent with the 2021 grants for other executive officers.   In future years, the Compensation Committee may change the mix, weighing, vesting and/or form of long-term incentive awards.

•A “sign-on” award in the form of restricted stock units with a value of $7,300,000, less the value of any awards in which he vests in 2021 with Huntington.  The number of shares subject to the sign-on award will be determined by dividing the value by the average of the closing prices of our common stock for the ten trading days ending prior to his start date.  The sign-on award will vest 25% after 30 days of employment and 25% on each of the first, second and third anniversaries of his start date.

•If Mr. Harmening’s employment is terminated without cause not in connection with a change in control, during the first two years of employment he will receive as severance 24 months of base salary payable in monthly installments and he will continue to vest into his sign-on award.  Mr. Harmening’s severance is subject to his signing a general release and complying with a 2 year non-compete and non-solicitation of customers and employee covenant, as well as, a covenant regarding confidential information. After two years, Mr. Harmening’s employment may be terminated without any obligation for severance.

•Mr. Harmening will also be eligible for severance following a change in control under the terms of our standard form of Change in Control Agreement applicable at the CEO level.

•Mr. Harmening will be eligible for all employee benefits that are available to our senior executives, as well as, limited reimbursement for relocation expenses in relocating to Wisconsin and legal fees incurred in connection with his entering into the Offer Letter.

The foregoing summary of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Offer Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 10, 2021, the Company issued a press release announcing the appointment of Mr. Harmening as President and Chief Executive Officer and to the Board of Directors, which is being furnished herewith as Exhibit 99.1.

As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to Item 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Offer Letter, dated March 4, 2021, by and between Associated Banc-Corp, Inc. and Harmening

99.1	Press Release dated March 10, 2021

104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSOCIATED BANC-CORP (Registrant)
By: /s/ Randall J. Erickson Name:Randall J. Erickson Title:Executive Vice President, General Counsel and Corporate Secretary

Dated:  March 10, 2021